Exhibit 99
Form 3 Joint Filer Information

Name:                Battery Ventures VI, L.L.C.
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/Thomas J. Crotty
                        Thomas J. Crotty, Managing Member
                        Battery Partners VI
                        (General Partner)

Name:                Battery Investment Partners VI, L.L.C.
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty
                        Thomas Crotty, Manager
Name:        Oliver D. Curme
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact

Name:        Thomas J. Crotty

Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty
Name:        Richard D. Frisbie
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact

Name:        Kenneth P. Lawler
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact
Name:        Morgan M. Jones
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact

Name:        Mark H. Sherman
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact
Name:        Scott R. Tobin
Address:        c/o Battery Ventures
                20 William Street, Suite 200
                Wellesley, MA 02481
Designed Filer:        Battery Ventures VI, L.P.
Issuer & Tickler Symbol:        Advanced Analogic Technologies Inc [AATI]
Date of Event Requiring Statement:        8/8/05
Signature:        By: /s/ Thomas J. Crotty, Attorney-in-fact